SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 23, 2002



                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                  (201)393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)

Item 9. Regulation FD Disclosure.

During our Second Quarter 2002 investor conference call on July 23, 2002, we reported that cash flow from operations for the quarter ended June 30, 2002 was $156 million. The corrected amount is $165 million. There are no other changes to the information communicated in our press release, dated July 22, 2002, or in our Second Quarter 2002 investor conference call.

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    July 25, 2002

                                    QUEST DIAGNOSTICS INCORPORATED



                                    By: /s/ Thomas F. Bongiorno
                                       -------------------------------------
                                         Thomas F. Bongiorno
                                         Vice President, Controller and
                                         Chief Accounting Officer